SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                             _______________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 22, 1999


                           I.C. ISAACS & COMPANY, INC.
               (Exact Name of Registrant as Specified in Charter)





           Delaware                     0-23379                    52-1377061
(State or Other Jurisdiction of   Commission File Number      (IRS Employer
         Incorporation)                                      Identification No.)






                3840 Bank Street, Baltimore, Maryland 21224-2522
               (Address of Principal Executive Offices) (ZIP Code)





        Registrant's telephone number, including area code (410) 342-8200



          (Former Name or Former Address, if Changed Since Last Report)

Item 5.       Other Events.

     On June 22, 1999, I.C. Isaacs & Company, Inc. (the "Company") announced the retirement of Gerald W. Lear, who previously served as a Director and as President and Chief Operating Officer of the Company. Robert J. Arnot, Chairman of the Board and Chief Executive Officer, assumed the additional title and responsibilities of President, effective June 30, 1999, the effective date of Mr. Lear's resignation. The Board of Directors has not filled the vacancy on the Board of Directors created by Mr. Lear's resignation.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

                (a) and (b) Not Applicable

                (c) Exhibits.  The following exhibit is filed with this report:

                    1. I.C. Isaacs & Company, Inc. Press Release dated June 22, 1999.





                         [Signature on following page.]
















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


                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            I.C. ISAACS & COMPANY, INC.




                            /s/ Eugene C. Wielepski
                            ----------------------------------------------------
                            Eugene C. Wielepski
                            Vice President - Finance and Chief Financial Officer


Date:  July 8, 1999


































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


                                  EXHIBIT INDEX
                                  -------------


Exhibit       Description                                      Page No.

(c)(1)        I.C. Isaacs & Company, Inc. Press Release           5
              dated June 22, 1999.







































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





                                 EXHIBIT (c)(1)




I.C. Isaacs & Company, Inc.
3840 Bank Street
Baltimore, Maryland 21224-2522
(Nasdaq:  ISAC)

AT THE COMPANY:                 AT THE FINANCIAL RELATIONS BOARD:
Eugene C. Wielepski             Kelly Lofts - General Inquiries
Chief Financial Officer         Lynn Saywer-Landau-Investor Inquiries
(410) 342-8200                  Alan Goldsand - Media Inquiries
                                (212) 661-8030

June 22, 1999

I.C. Isaacs & Company, Inc. Announces retirement of President Gerald W. Lear

BALTIMORE, MD - June 22/PRNewswire - I.C.Isaacs & Company, Inc. (Nasdaq:ISAC - news) today announced the retirement of Gerald W. Lear from the Company and Board of Directors. Robert J. Arnot, Chairman and Chief Executive Officer, will assume the title and responsibilities of President, effective June 30, 1999.

Robert J. Arnot commented, "We thank Jerry for the extensive efforts and commitment he exhibited during his 37 years with our Company. We will wish him well in future endeavors."

I.C. Isaaacs & Company, Inc. is a designer, manufacturer and marketer of branded sportswear based in New York City and Baltimore. The Company offers full lines of sportswear for young men, women and boys under the BOSS brand in the United States and Puerto Rico, for men and boys under the Beverly Hills Polo Club brand in the United States, Puerto Rico and Europe, and for men and women under the Girbaud brand in the United States and Puerto Rico. The Company also markets women' pants and jeans under various other Company-owned brand names and under third-party private labels.


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